SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 25, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


          DELAWARE                   1-4717                   44-0663509
 --------------------------     --------------------  --------------------------
 (State or other jurisdiction    (Commission file            (IRS Employer
        of incorporation)            number)              Identification Number)

                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5. Other Events

On June 25, 2003, Kansas City Southern ("KCS" or "Company") (NYSE: KSU) announced the decision that it has received formal written notice that Mexico's Competition Commission ("Commission") has approved the proposed NAFTA Rail transaction. See the Press Release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

    Exhibit No.            Document
    (99)                   Additional Exhibits

    99.1 Press Release issued by Kansas City Southern dated June 25, 2003 entitled, "Kansas City Southern Announces NAFTA Rail Proposal Passes Major Regulatory Review"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Kansas City Southern


Date: June 26, 2003                By:         /s/ Louis G. Van Horn
                                      __________________________________________
                                                  Louis G. Van Horn
                                           Vice President and Comptroller
                                           (Principal Accounting Officer)

EXHIBIT 99.1

     KANSAS CITY SOUTHERN                                          PRESS RELEASE
     Cathedral Square - 427 West 12TH Street - P.O. Box 219335
     Kansas City, Missouri 64121-9335                           NYSE SYMBOL: KSU


     Date:            June 25, 2003

     Media Contact:   William H. Galligan                  Phone:   816/983-1551
                      william.h.galligan@kcsr.com


         Kansas City Southern Announces NAFTA Rail Proposal Passes Major
                                Regulatory Review

Kansas City Southern (KCS) (NYSE: KSU) has received formal written notice that Mexico's Competition Commission (Commission) has approved the proposed NAFTA Rail transaction. After a detailed review of the proposal, the Commission found that NAFTA Rail fully complies with Mexico's competition guidelines, and would in no way impede open competition within the transportation sector. The Commission granted its approval without conditions.

"We are pleased with the Competition Commission's approval of NAFTA Rail," stated Michael R. Haverty, chairman, president, and chief executive officer of KCS. "NAFTA Rail will in fact enhance competition in Mexico and the United States, as it will provide North American shippers with another viable shipping alternative."

Under the proposed transaction announced on April 21st, TFM, S.A., de C.V.
(TFM), The Kansas City Southern Railway Company (KCSR), and the Texas Mexican Railway Company (Tex-Mex) would be placed under the common control of a single transportation holding company, NAFTA Rail.

In addition to the Competition Commission, NAFTA Rail needs the regulatory approval of Mexico's Foreign Investment Commission, a decision from which is expected by the end of July. The common control of KCSR and Tex-Mex under NAFTA Rail will also require the approval of the Surface Transportation Board (STB) in the United States. The STB has announced that it will rule on the KCSR-Tex-Mex transaction by October 17, 2003.

KCS is a transportation holding company that has railroad investments in the United States, Mexico, and Panama. Its primary holding is KCSR. KCS's rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico. KCS is headquartered in Kansas City, Missouri.